UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Semiannual Report to Shareholders

DWS Commodity Securities Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

19 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

43 Investment Management Agreement Approval

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Summary of Administrative Fee Evaluation by Independent Fee Consultant

54 Account Management Resources

55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors or factors affecting a particular industry or commodity or factors affecting a particular industry or commodity could have significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.62%, 2.41%, 2.35% and 1.22% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Classes A, B and C shares and for the 3-year and Life of Fund periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/08
DWS Commodity Securities Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	-56.24%	-45.91%	-9.53%	-3.74%
Class B	-56.49%	-46.41%	-10.28%	-4.51%
Class C	-56.49%	-46.41%	-10.28%	-4.51%
S&P® Goldman Sachs Commodity Index+	-62.16%	-46.49%	-15.53%	-10.02%
MSCI World Energy Index+	-43.12%	-37.84%	-1.66%	1.41%
MSCI World Materials Index+	-53.56%	-50.05%	-5.04%	-1.20%
Blended Index+	-55.49%	-44.71%	-9.04%	-4.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Average Annual Total Returns as of 12/31/08
DWS Commodity Securities Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Institutional Class	-56.19%	-45.76%	-9.29%	-3.51%
S&P Goldman Sachs Commodity Index+	-62.16%	-46.49%	-15.53%	-10.02%
MSCI World Energy Index+	-43.12%	-37.84%	-1.66%	1.41%
MSCI World Materials Index+	-53.56%	-50.05%	-5.04%	-1.20%
Blended Index+	-55.49%	-44.71%	-9.04%	-4.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/08	$ 2.91	$ 2.72	$ 2.72	$ 2.93
6/30/08	$ 19.06	$ 18.71	$ 18.71	$ 19.08
Distribution Information: Six Months as of 12/31/08: Capital Gain Distributions	$ 5.28	$ 5.28	$ 5.28	$ 5.28
Class A Lipper Rankings — Commodities Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	40	59
3-Year	5	of	22	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/08
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$5,098	$6,980	$8,131
	Average annual total return	-49.02%	-11.29%	-5.20%
Class B	Growth of $10,000	$5,305	$7,176	$8,307
	Average annual total return	-46.95%	-10.47%	-4.67%
Class C	Growth of $10,000	$5,359	$7,223	$8,362
	Average annual total return	-46.41%	-10.28%	-4.51%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$5,351	$6,028	$6,674
	Average annual total return	-46.49%	-15.53%	-10.02%
MSCI World Energy Index+	Growth of $10,000	$6,216	$9,509	$10,551
	Average annual total return	-37.84%	-1.66%	1.41%
MSCI World Materials Index+	Growth of $10,000	$4,995	$8,562	$9,547
	Average annual total return	-50.05%	-5.04%	-1.20%
Blended Index+	Growth of $10,000	$5,529	$7,525	$8,396
	Average annual total return	-44.71%	-9.04%	-4.46%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/08
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$542,400	$746,300	$870,500
	Average annual total return	-45.76%	-9.29%	-3.51%
S&P Goldman Sachs Commodity Index+	Growth of $1,000,000	$535,100	$602,800	$667,400
	Average annual total return	-46.49%	-15.53%	-10.02%
MSCI World Energy Index+	Growth of $1,000,000	$621,600	$950,900	$1,055,100
	Average annual total return	-37.84%	-1.66%	1.41%
MSCI World Materials Index+	Growth of $1,000,000	$499,500	$856,200	$954,700
	Average annual total return	-50.05%	-5.04%	-1.20%
Blended Index+	Growth of $1,000,000	$552,900	$752,500	$839,600
	Average annual total return	-44.71%	-9.04%	-4.46%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all dividends and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.48% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/08
DWS Commodity Securities Fund	6-Month‡	1-Year	3-Year	Life of Fund*
Class S	-56.21%	-45.86%	-9.38%	-3.59%
S&P Goldman Sachs Commodity Index+	-62.16%	-46.49%	-15.53%	-10.02%
MSCI World Energy Index+	-43.12%	-37.84%	-1.66%	1.41%
MSCI World Materials Index+	-53.56%	-50.05%	-5.04%	-1.20%
Blended Index+	-55.49%	-44.71%	-9.04%	-4.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/08	$ 2.93
6/30/08	$ 19.09
Distribution Information: Six Months as of 12/31/08: Capital Gain Distributions	$ 5.28
Class S Lipper Rankings — Commodities Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	22	of	40	54
3-Year	4	of	22	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/08
DWS Commodity Securities Fund		1-Year	3-Year	Life of Fund*
Class S	Growth of $10,000	$5,414	$7,441	$8,679
	Average annual total return	-45.86%	-9.38%	-3.59%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$5,351	$6,028	$6,674
	Average annual total return	-46.49%	-15.53%	-10.02%
MSCI World Energy Index+	Growth of $10,000	$6,216	$9,509	$10,551
	Average annual total return	-37.84%	-1.66%	1.41%
MSCI World Materials Index+	Growth of $10,000	$4,995	$8,562	$9,547
	Average annual total return	-50.05%	-5.04%	-1.20%
Blended Index+	Growth of $10,000	$5,529	$7,525	$8,396
	Average annual total return	-44.71%	-9.04%	-4.46%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all dividends and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Classes A, B, C and S; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 437.60	$ 435.10	$ 435.10	$ 437.90	$ 438.10
Expenses Paid per $1,000*	$ 5.47	$ 8.17	$ 8.17	$ 4.75	$ 4.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.59	$ 1,013.81	$ 1,013.81	$ 1,018.60	$ 1,019.00
Expenses Paid per $1,000*	$ 7.68	$ 11.47	$ 11.47	$ 6.67	$ 6.26
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.51%	2.26%	2.26%	1.31%	1.23%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the fund's portfolio management team discusses recent market events as well as the performance and positioning of the portfolio during the semiannual period ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the fund and the overall commodities market perform during the past six months?

A: The past year proved to be a tale of two halves. In the first half of 2008, commodities surged 41.4% (as measured by the S&P® GSCI Index) and dramatically outperformed other asset classes. During this time, commodities were supported by the continued strength in global growth, escalating fears of supply shortages and expectations for rising inflation. The picture changed rapidly in the second half, however, as commodity markets fell 62.16% (as measured by the S&P GSCI Index) in the wake of the global financial crisis and the concurrent collapse in worldwide economic growth.

The fluctuations in the price of oil help illustrate the rapid shift in sentiment. West Texas Intermediate Crude Oil, which started 2008 at $90.11, surged 63.1% to a peak of $146.93 on July 14, 2008 before demand faltered under the weight of high prices and contracting global economic activity. Crude prices subsequently plunged 75.9% to a low of $35.35 on December 24, 2008.

With this as the backdrop, Class A shares of DWS Commodity Securities Fund returned -56.24% for the six months ended December 31, 2008. The fund's blended benchmark — which is comprised of the S&P® Goldman Sachs Commodity Index (50%), the MSCI World Energy Index (25%) and the MSCI World Materials Index (25%) returned -55.49% during the same interval.1 The S&P GSCI, which measures the performance of physical commodities, declined -62.16%. The MSCI World Energy Index and MSCI World Materials Index, which measure equity performance, returned -43.12% and -53.56%, respectively. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

1 The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. Indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all dividends and, unlike fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.

An investment in a structured note issued and guaranteed by certain Lehman Brothers entities also accounted for some of the fund's underperformance. On October 17, 2007, the fund purchased a structured note designed to provide exposure to S&P GSCI Total Return Index. Lehman Brothers Holdings Inc., which guaranteed the note, filed for bankruptcy in September of 2008. The fund had sold this note to Lehman Brothers Inc. prior to the bankruptcy, but the trade did not settle. This means the fund did not receive the cash proceeds of this sale and, consequently, the fund has written down the value of the note to approximately 92% of its value prior to the bankruptcy. The structured note accounted for approximately 3.6% of the fund's net asset value at the time of the Lehman bankruptcy. The fund is pursuing a claim for the sale proceeds as part of the Lehman bankruptcy proceedings.

Q: What elements of the fund's positioning had the largest impact on its performance?

A: We invest in (1) commodity-linked structured notes and futures contracts that provide the fund with market exposure to specific commodities and (2) commodity-linked equities. We look to capture commodity returns via (1) allocation between the equities and the structured notes, depending on whichever we believe has the greater return potential; (2) tactical positions in individual commodities (through investment in structural notes); and (3) individual security selection.

The first of these, allocation, was positive on a relative basis. We increased exposure to commodity-related stocks relative to commodity-linked structured notes during the latter half of the period, a positive for the fund's relative performance given the substantial outperformance of equities versus physical commodities. The basis for this move was our view that commodities will continue to underperform commodity-related stocks until global interest rates reach a bottom. Further, equities tend to experience more of a rally before an actual upturn in economic activity than do physical commodities.

Tactical positioning in selected commodities also added to the fund's performance. Most notably, a large, long-standing overweight position in gold — one of the few commodities to generate a positive absolute performance — helped boost the fund's relative performance.2 We have held a favorable view on gold for three reasons: its role as an inflation hedge, its tendency to outperform when investors stage a "flight to safety" and its ability to benefit in the longer term from the actions global central banks have taken to devalue their currencies.

Q: How did the fund's major investment themes affect performance?

A: Our chosen investment themes delivered mixed results. A newer theme, global agribusiness, contributed positively to relative performance during the past six months. We added value through positions in livestock and agricultural stocks, which were partially offset by a collapse in fertilizer stocks.

In contrast, the "follow the petrodollars" theme, i.e., investing in companies that can benefit as the major oil companies seek to add drilling capacity, hurt the fund's return due to its positions in the underperforming oil/gas drilling and energy equipment/services sectors.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Similarly, another theme, investing in producers of materials for which China does not have the production capacity necessary to meet its demand, hurt fund performance during the period. The stocks of such companies that produce steel, aluminum, copper and bulk commodities generally experienced severe downturns. As the depth of the global economic slowdown became apparent, institutional investors' forced liquidations accelerated. One result was that the commodity-related stocks that had generated the best performance over the past two years collapsed with little regard for individual company fundamentals.

Q: How did the fund's stock selection affect performance?

A: The equity-only segment of the portfolio underperformed the equity-only portion of the benchmark, offsetting the benefits of favorable allocation decisions and tactical positioning. The fund's best-performing stocks were Archer-Daniels-Midland Co., Kinross Gold Corp., the Swiss mining company Xstrata*, Chevron Corp. and Martin Marietta Materials, Inc. The fund's worst-performing stocks were SSAB Svenskt Stal AB, Rio Tinto PLC, Gazprom*, Freeport-McMoRan Copper & Gold, Inc., and Century Aluminum Co.*

In terms of positioning within equities, the fund is overweight in the metal/glass containers and industrial gases sectors. This reflects our view that attractively valued, well-run defensive materials companies will outperform in the current environment. The fund is also overweighting infrastructure stocks, based on our belief that the massive economic stimulus packages in the United States and China will likely boost spending in this area. Notable underweights in the fund include the chemical, paper, refining and aluminum sectors. We believe all of these groups stand to suffer in the current economic downdraft due to excess capacity in their industries.

Q: What is your broad view on the commodity markets at this stage?

A: We believe 2009 could be the opposite of 2008, albeit with less dramatic price moves. We entered 2008 with the bull market in commodities fully intact amid an environment of strong economic growth, particularly in China and other emerging markets. However, we ended the year in the midst of a dramatic cyclical correction in commodity prices and a backdrop characterized by a global credit crisis and an economic collapse. Now, we are starting 2009 with the prospect of continued near-term economic weakness — the opposite of what we saw at the beginning of 2008. While commodity prices could trend down further in the near term, we think that the benefit of global liquidity injections and fiscal stimulus packages may result in a gradual recovery in demand as the year progresses.

Despite the current cyclical downdraft in commodity prices, we believe that commodities are in the midst of a longer-term secular uptrend. The depth and breadth of the economic collapse, a lack of credit availability and rising costs have led most companies to curtail capital expenditures. As economic growth resumes and the demand for commodities increases, these reductions may manifest themselves in higher depletion rates and lower supplies. In the same way as the rapid shift in the supply-and-demand equation caused a collapse in commodity prices in 2008, supply constraints may rapidly reemerge once demand recovers. The result, in our view, would be higher prices for selected commodities.

We expect a continued wide dispersion in commodity prices as we move through 2009, and we believe that volatility — among both individual commodities and between commodities and commodity-related stocks — will remain high.

* Not held in the portfolio as of December 31, 2008.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/08	6/30/08

Common Stocks	54%	44%
Commodities Linked/Structured Notes	27%	45%
Cash Equivalents	12%	9%
Exchange Traded Fund	3%	1%
Government & Agency Obligations	3%	—
Exchange Traded Note	1%	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	12/31/08	6/30/08

United States	54%	45%
Canada	14%	13%
United Kingdom	12%	11%
Australia	6%	5%
France	4%	5%
Netherlands	4%	4%
Luxembourg	2%	1%
Sweden	2%	2%
Spain	1%	2%
Bermuda	1%	3%
Norway	—	2%
China	—	2%
Russia	—	1%
Other	—	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	6/30/08

Energy	48%	55%
Materials	48%	43%
Consumer Staples	3%	1%
Industrials	1%	1%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2008 (26.6% of Net Assets)	Country	Percent
1. ExxonMobil Corp. Explorer and producer of oil and gas	United States	6.2%
2. BHP Billiton Producer of petroleum, minerals and steel products	Australia	4.1%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	3.0%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.7%
5. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	2.0%
6. Monsanto Co. Provider of agricultural products	United States	2.0%
7. Royal Dutch Shell PLC Explorer, producer and refiner of petroleum	Netherlands	2.0%
8. Rio Tinto Operator of a mining, manufacturing and development company	United Kingdom	1.7%
9. Pactiv Corp. Manufacturer of packaging containers	United States	1.5%
10. Archer-Daniels-Midland Co. Manufacturer of food products	United States	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 53.8%
Australia 3.0%
BHP Billiton Ltd.	186,616	3,930,380
Rio Tinto Ltd.	36,478	977,062
(Cost $5,340,031)		4,907,442
Bermuda 0.3%
Nabors Industries Ltd.* (Cost $1,341,882)	47,271	565,834
Canada 7.4%
Agrium, Inc.	23,422	786,805
Barrick Gold Corp.	59,887	2,168,933
Enbridge, Inc.	71,933	2,305,119
EnCana Corp.	49,208	2,270,464
Kinross Gold Corp.	121,815	2,220,200
Potash Corp. of Saskatchewan, Inc.	21,293	1,544,411
Suncor Energy, Inc.	36,509	701,493
(Cost $13,855,731)		11,997,425
France 2.3%
Lafarge SA	30,109	1,830,641
Total SA	33,546	1,828,850
(Cost $5,528,193)		3,659,491
Luxembourg 1.1%
ArcelorMittal (Cost $2,111,439)	77,283	1,862,768
Netherlands 2.0%
Royal Dutch Shell PLC "A"	73,201	1,913,498
Royal Dutch Shell PLC "B"	50,878	1,280,473
(Cost $4,441,688)		3,193,971
Spain 0.5%
Gamesa Corp. Tecnologica SA (Cost $1,320,834)	48,363	877,232
Sweden 1.1%
SSAB Svenskt Stal AB "A" (Cost $3,560,356)	199,602	1,758,134
United Kingdom 6.8%
BG Group PLC	154,284	2,142,043
BHP Billiton PLC	141,057	2,657,074
BP PLC	572,872	4,389,509
Rio Tinto PLC	83,762	1,814,857
(Cost $14,662,028)		11,003,483
United States 29.3%
Air Products & Chemicals, Inc.	37,243	1,872,206
Apache Corp.	23,995	1,788,347
Archer-Daniels-Midland Co.	81,002	2,335,288
Cameron International Corp.*	27,342	560,511
Chevron Corp.	66,172	4,894,743
Commercial Metals Co.	33,103	392,933
Corn Products International, Inc.	17,200	496,220
Crown Holdings, Inc.*	60,657	1,164,614
ExxonMobil Corp.	125,666	10,031,917
Freeport-McMoRan Copper & Gold, Inc.	65,512	1,601,113
Marathon Oil Corp.	27,114	741,839
Martin Marietta Materials, Inc.	22,337	2,168,476
Monsanto Co.	46,005	3,236,452
National-Oilwell Varco, Inc.*	35,268	861,950
Occidental Petroleum Corp.	35,491	2,129,105
Owens-Illinois, Inc.*	70,175	1,917,883
Pactiv Corp.*	100,147	2,491,657
Peabody Energy Corp.	29,682	675,265
Praxair, Inc.	55,156	3,274,060
Schlumberger Ltd.	16,129	682,741
Steel Dynamics, Inc.	64,640	722,675
The Mosaic Co.	19,095	660,687
Ultra Petroleum Corp.*	31,530	1,088,100
United States Steel Corp.	10,680	397,296
XTO Energy, Inc.	39,600	1,396,692
(Cost $56,303,493)		47,582,770
Total Common Stocks (Cost $108,465,675)		87,408,550

Exchange Traded Fund 3.0%
United States
SPDR Gold Trust* (Cost $2,824,829)	55,980	4,845,069

Exchange Traded Note 1.2%
United States
iPath Dow Jones-AIG Livestock Total Return Sub-Index* (Cost $2,616,523)	59,418	1,989,909
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 26.3%
United States
Cargill S&P GSCI Structured Note, 144A, 0.236%, 6/24/2009 (a)	35,846,000	13,478,885
Landesbank Baden-Wurttemberg MLCX Structured Note, 144A, 0.286%, 7/24/2009 (b)	44,312,000	18,027,008
Merrill Lynch & Co., Inc. MLCX Structured Note, 144A, 0.436%, 7/24/2009 (b)	27,617,000	11,249,978
Total Commodities Linked/Structured Notes (Cost $107,775,000)		42,755,871

Government & Agency Obligations 2.6%
US Treasury Obligations
US Treasury Bills:
0.01%**, 1/15/2009 (c)	1,737,000	1,736,993
0.04%**, 5/21/2009 (c)	105,000	104,969
0.17%**, 1/15/2009 (c)	2,418,000	2,417,988
Total Government & Agency Obligations (Cost $4,259,814)		4,259,950
	Shares	Value ($)

Cash Equivalents 11.9%
Cash Management QP Trust, 1.42% (d) (Cost $19,221,786)	19,221,786	19,221,786
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $245,163,627)+	98.8	160,481,135
Other Assets and Liabilities, Net	1.2	1,909,812
Net Assets	100.0	162,390,947
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $245,912,110. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $85,430,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,918,364 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $90,349,339.
(a) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(b) Security is linked to the Merrill Lynch Commodity index eXtra (MLCX). The index is a composite of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities
(c) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

MLCX: Merrill Lynch Commodity Index

SPDR: Standard & Poor's Depositary Receipt

S&P GSCI: Standard & Poor's Goldman Sachs Commodity Index

As of December 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Goldman Sachs Commodity Index	1/16/2009	212	17,945,760	18,311,500	365,740

As of December 31, 2008, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Archer-Daniels-Midland Co. (Premiums received $141,701)	810	1/17/2009	25.0	324,000

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of Deccember 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Written Options at Value	Other Financial Instruments++	Other Receivable
Level 1	$ 66,981,007	$ 324,000	$ (365,740)	$ —
Level 2	50,744,257	—	—	1,185,425
Level 3	42,755,871	—	—	—
Total	$ 160,481,135	$ 324,000	$ (365,740)	$ 1,185,425
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of July 1, 2008	$ 281,319,248
Total realized gain (loss)	(49,118,772)
Change in unrealized appreciation (depreciation)	(76,001,876)
Amortization Premium/Discount	—
Net purchases (sales)	(113,442,729)
Net transfers in (out) of Level 3	—
Balance as of December 31, 2008	$ 42,755,871

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $225,941,841)	$ 141,259,349
Investment in Cash Management QP Trust, at value (cost $19,221,786)	19,221,786
Total investments, at value (cost $245,163,627)	160,481,135
Foreign currency, at value (cost $1,530,465)	1,530,460
Receivable for investments sold	86,502
Receivable for Fund shares sold	1,284,909
Receivable for daily variation margin on open futures contracts	927,500
Dividends receivable	92,750
Interest receivable	31,677
Foreign taxes recoverable	17,316
Due from Advisor	78,830
Other receivable*	1,185,425
Other assets	84,827
Total assets	165,801,331
Liabilities
Payable for investments purchased	1,527,422
Payable for Fund shares redeemed	1,206,346
Accrued management fee	134,065
Options written, at value (premium received $141,701)	324,000
Other accrued expenses and payables	218,551
Total liabilities	3,410,384
Net assets, at value	$ 162,390,947
Net Assets Consist of
Net investment loss	(760,653)
Net unrealized appreciation (depreciation) on: Investments	(84,682,492)
Other receivable	(13,188,435)
Futures	365,740
Written options	(182,299)
Foreign currency	127
Accumulated net realized gain (loss)	(119,199,307)
Paid-in capital	380,038,266
Net assets, at value	$ 162,390,947
* Other receivable represents the fair value of the pending sale of a commodities linked/structured note for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($82,782,930 ÷ 28,484,992 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.91
Maximum offering price per share (100 ÷ 94.25 of $2.91)	$ 3.09

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,082,288 ÷ 2,969,049 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.72

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,058,474 ÷ 9,205,948 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.72
Class S Net Asset Value, offering and redemption price(a) per share ($10,805,101 ÷ 3,690,955 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.93

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($35,662,154 ÷ 12,188,758 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.93
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $66,658)	$ 1,732,240
Interest	9,049
Interest — Cash Management QP Trust	214,580
Total Income	1,955,869
Expenses: Management fee	1,625,533
Administration fee	171,360
Services to shareholders	327,481
Custodian fee	56,571
Distribution and service fees	566,124
Professional fees	53,029
Trustees' fees and expenses	7,835
Reports to shareholders	53,973
Registration fees	47,417
Other	29,861
Total expenses before expense reductions	2,939,184
Expense reductions	(212,303)
Total expenses after expense reductions	2,726,881
Net investment income (loss)	(771,012)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(106,292,092)
Futures	(17,698,207)
Written options	891,811
Foreign currency	(92,517)
(123,191,005)
Change in net unrealized appreciation (depreciation) on: Investments	(161,131,435)
Other receivable	(13,188,435)
Futures	(388,278)
Written options	(182,299)
Foreign currency	1,231
(174,889,216)
Net gain (loss)	(298,080,221)
Net increase (decrease) in net assets resulting from operations	$ (298,851,233)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008
Operations: Net investment income (loss)	$ (771,012)	$ (2,537,223)
Net realized gain (loss)	(123,191,005)	127,073,143
Change in net unrealized appreciation (depreciation)	(174,889,216)	36,309,062
Net increase (decrease) in net assets resulting from operations	(298,851,233)	160,844,982
Distributions to shareholders from: Net investment income: Class S	—	(18,555)
Institutional Class	—	(38,485)
Net realized gains: Class A	(59,989,824)	—
Class B	(5,655,471)	—
Class C	(17,516,276)	—
Class S	(7,079,077)	—
Institutional Class	(22,627,950)	—
Total distributions	(112,868,598)	(57,040)
Fund share transactions: Proceeds from shares sold	91,612,981	268,607,087
Reinvestment of distributions	102,042,705	53,513
Cost of shares redeemed	(207,987,204)	(147,100,015)
Redemption fees	15,806	11,676
Net increase (decrease) in net assets from Fund share transactions	(14,315,712)	121,572,261
Increase (decrease) in net assets	(426,035,543)	282,360,203
Net assets at beginning of period	588,426,490	306,066,287
Net assets at end of period (including net investment loss and undistributed net investment income of $760,653 and $10,359, respectively)	$ 162,390,947	$ 588,426,490

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended June 30,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.06	$ 13.13	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.08)	.02	.11	.02
Net realized and unrealized gain (loss)	(10.85)	6.01	.83	2.20	.35
Total from investment operations	(10.87)	5.93	.85	2.31	.37
Less distributions from: Net investment income	—	—	(.06)	(.02)	—
Net realized gains	(5.28)	—	(.22)	(.10)	—
Total distributions	(5.28)	—	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 2.91	$ 19.06	$ 13.13	$ 12.56	$ 10.37
Total Return (%)[d,e]	(56.24)**	45.16	6.95	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	372	211	166	44
Ratio of expenses before expense reductions (%)	1.64*	1.62	1.74	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.51*	1.50	1.51	1.55	1.50*
Ratio of net investment income (loss) (%)	(.36)*	(.49)	.21	.91	.57*
Portfolio turnover rate (%)	34**	145	117	80	36*
[a] For the six months ended December 31, 2008 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.71	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	(10.65)	5.92	.81	2.19	.35
Total from investment operations	(10.71)	5.73	.75	2.21	.34
Less distributions from: Net realized gains	(5.28)	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 2.72	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[d,e]	(56.49)**	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	25	17	16	4
Ratio of expenses before expense reductions (%)	2.47*	2.41	2.52	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.26*	2.25	2.26	2.29	2.25*
Ratio of net investment income (loss) (%)	(1.12)*	(1.24)	(.54)	.17	(.18)*
Portfolio turnover rate (%)	34**	145	117	80	36*
[a] For the six months ended December 31, 2008 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 18.71	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	(10.65)	5.92	.81	2.19	.35
Total from investment operations	(10.71)	5.73	.75	2.21	.34
Less distributions from: Net realized gains	(5.28)	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 2.72	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[d,e]	(56.49)**	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	86	52	48	12
Ratio of expenses before expense reductions (%)	2.40*	2.35	2.47	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.26*	2.25	2.26	2.30	2.25*
Ratio of net investment income (loss) (%)	(1.12)*	(1.24)	(.54)	.16	(.18)*
Portfolio turnover rate (%)	34**	145	117	80	36*
[a] For the six months ended December 31, 2008 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.09	$ 13.13	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.05)	.04	.13	.03
Net realized and unrealized gain (loss)	(10.87)	6.02	.82	2.21	.34
Total from investment operations	(10.88)	5.97	.86	2.34	.37
Less distributions from: Net investment income	—	(.01)	(.08)	(.04)	—
Net realized gains	(5.28)	—	(.22)	(.10)	—
Total distributions	(5.28)	(.01)	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 2.93	$ 19.09	$ 13.13	$ 12.57	$ 10.37
Total Return (%)[d]	(56.21)**	45.50	7.12	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	34	14	10	2
Ratio of expenses before expense reductions (%)	1.53*	1.48	1.57	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.31*	1.32	1.36	1.39	1.35*
Ratio of net investment income (loss) (%)	(.17)*	(.31)	.36	1.07	.72*
Portfolio turnover rate (%)	34**	145	117	80	36*
[a] For the six months ended December 31, 2008 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2008[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.08	$ 13.12	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.04)	.05	.14	.03
Net realized and unrealized gain (loss)	(10.87)	6.03	.82	2.20	.34
Total from investment operations	(10.87)	5.99	.87	2.34	.37
Less distributions from: Net investment income	—	(.03)	(.09)	(.05)	—
Net realized gains	(5.28)	—	(.22)	(.10)	—
Total distributions	(5.28)	(.03)	(.31)	(.15)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 2.93	$ 19.08	$ 13.12	$ 12.56	$ 10.37
Total Return (%)	(56.19)**	45.68	7.25[d]	22.52[d]	3.70d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	72	12	10.4
Ratio of expenses before expense reductions (%)	1.23*	1.22	1.36	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.23*	1.22	1.26	1.28	1.25*
Ratio of net investment income (loss) (%)	(.09)*	(.21)	.46	1.18	.82*
Portfolio turnover rate (%)	34**	145	117	80	36*
[a] For the six months ended December 31, 2008 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties under valuation procedures which are approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2008, the value of these securities comprised 26.3% of the Fund's net assets and resulted in unrealized depreciation of $65,019,129.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $110,852,412 and $268,834,867, respectively.

For the six months ended December 31, 2008, transactions for written options on securities were as follows:

	Contract Amounts	Premium
Beginning of period	—	$ —
Options written	11,925	2,423,035
Options closed	(11,115)	(2,281,334)
End of period	810	$ 141,701

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

For the period from July 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

For the period from July 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S at 1.31%.

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of Class S at 1.30%.

Accordingly, for the six months ended December 31, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.95% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $8,882 of sub-recordkeeping expenses for Class S.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2008, the Advisor received an Administration Fee of $171,360, of which $13,461 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2008
Class A	$ 149,986	$ 137,897	$ 12,089
Class B	14,069	14,069	—
Class C	35,790	35,790	—
Class S	14,082	14,082	—
Institutional Class	2,510	—	997
	$ 216,437	$ 201,838	$ 13,086

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2008
Class B	$ 54,960	$ 17,580
Class C	188,790	57,548
	$ 243,750	$ 75,128

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2008	Annualized Effective Rate
Class A	$ 240,878	—	$ 36,999.24%
Class B	18,366	1,362	2,017.23%
Class C	63,130	221	10,747.25%
	$ 322,374	$ 1,583	$ 49,763

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2008 aggregated $16,993.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2008, the CDSC for the Fund's Class B and C shares was $66,556 and $21,639, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2008, DIDI received $1,400 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,234, of which $2,556 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding.
Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2008, DWS Alternative Asset Allocation Plus Fund individually held 20% of the outstanding shares of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended December 31, 2008		Year Ended June 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,899,270	$ 44,041,592	9,838,255	$ 154,701,687
Class B	204,903	1,282,891	552,693	8,634,640
Class C	972,999	6,667,049	1,682,846	25,597,055
Class S	971,110	9,918,888	1,749,192	27,026,044
Institutional Class	1,913,884	29,702,561	3,273,512	52,647,661
		$ 91,612,981		$ 268,607,087
Shares issued to shareholders in reinvestment of distributions
Class A	18,834,791	$ 53,302,535	—	$ —
Class B	1,849,230	4,900,458	—	—
Class C	5,680,675	15,053,790	—	—
Class S	2,234,220	6,367,528	1,194	17,728
Institutional Class	7,866,103	22,418,394	2,420	35,785
		$ 102,042,705		$ 53,513
Shares redeemed
Class A	(14,763,859)	$ (151,853,340)	(6,384,846)	$ (99,099,031)
Class B	(432,345)	(4,723,584)	(495,295)	(7,705,398)
Class C	(2,019,068)	(20,108,280)	(1,153,975)	(17,812,907)
Class S	(1,282,396)	(13,657,248)	(1,017,182)	(15,653,416)
Institutional Class	(1,363,858)	(17,644,752)	(449,145)	(6,829,263)
		$ (207,987,204)		$ (147,100,015)
Redemption fees		$ 15,806		$ 11,676
Net increase (decrease)
Class A	8,970,202	$ (54,504,539)	3,453,409	$ 55,609,457
Class B	1,621,788	1,460,085	57,398	929,334
Class C	4,634,606	1,615,269	528,871	7,784,996
Class S	1,922,934	2,637,270	733,204	11,394,291
Institutional Class	8,416,129	34,476,203	2,826,787	45,854,183
		$ (14,315,712)		$ 121,572,261

H. Revenue Rulings

The fund obtained private letter rulings from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ending December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009